Goodwill, Product Rights and Other Intangible Assets - Schedule of Annual Amortization Expense on Product Rights and Related Intangibles (Detail) (Product Rights and Other Related Intangibles [Member], USD $)
In Millions, unless otherwise specified
Dec. 31, 2013
Product Rights and Other Related Intangibles [Member]
Finite-Lived Intangible Assets [Line Items]
2014	$ 1,667.0
2015	1,243.0
2016	767.0
2017	609.0
2018	$ 496.0